Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Mar Vista Strategic Growth Fund (the “Fund”),
a series of Manager Directed Portfolios (the “Trust”)

Supplement dated December 20, 2024
to the, Summary Prospectus, Prospectus and Statement of Additional Information
each dated February 28, 2024
Effective on or about March 1, 2025, the Fund’s name will change from “Mar Vista Strategic Growth Fund” to “Mar Vista U.S. Quality Fund.”
Effective on or about March 1, 2025, the Fund’s primary benchmark will change from the Russell 1000 Growth Index to the Russell 1000 Index.
The Fund’s investment adviser, Mar Vista Investment Partners, LLC, recommended these changes to reflect the Fund’s underlying investments more accurately and to align with evolving marketplace terminology. There are no changes to the Fund’s principal investment strategy, objective or process.

In connection with the Fund’s name change, the Fund will adopt the following 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, effective on or about March 1, 2025:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, principally common and preferred stocks, of U.S. companies.

The above investment policy will replace the existing investment policy pursuant to which the Fund invests primarily (at least 65% of its net assets) in equity securities, principally common and preferred stocks, of U.S. companies under normal market conditions.

Please retain this supplement for future reference.